UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21633

Cohen & Steers Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

August 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2007. The net asset value at that date was $22.58 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $20.17. The total return, including income, for Cohen & Steers Dividend Majors Fund and the comparative benchmarks were:

Six Months Ended June 30, 2007
Cohen & Steers Dividend Majors Fund at Market Value[a]	0.77%
Cohen & Steers Dividend Majors Fund at Net Asset Value[a]	0.52%
S&P 500 Index[b]	6.96%
Blend—50% S&P 500 Index/50% FTSE NAREIT Equity REIT Index[b]	0.52%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Three monthly dividends of $0.105 per common share were declared and will be paid to common shareholders on July 31, 2007, August 31, 2007 and September 28, 2007.c

Investment Review

After a strong start to the year, U.S. equity markets experienced volatility in response to sub-prime mortgage news, concerns about the economy and Federal Reserve signals that interest-rate cuts were unlikely in 2007. Expectations for Federal Reserve monetary easing receded further as economic growth continued and inflation fears persisted. The possibility that the Fed might in fact raise rates entered the picture, and in June, the yield on the 10-year Treasury bond climbed to 5.26% its highest level in five years; by the end of June, the yield had retreated to 5.03%.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

The S&P 500 turned in a solid year-to-date total return of 7.0%, but the FTSE NAREIT Equity REIT Index fell sharply (–5.9% total return), bringing the fund's blended benchmark to 0.5% for the six-month period. In addition, high dividend-paying stocks generally underperformed the broad market, with a total return of 4.2% as measured by the Dow Jones Select Dividend Index. Following a positive first quarter (+2.2% total return), the fund's six-month results (+0.5%) were in line with the benchmark.

Key sector underperforms

REITs (25% of the fund at period end) began the year on a strong note, buoyed by a bidding contest for control of Equity Office Properties that drove valuations to a record high in February. However, REITs struggled for the rest of the period amid mounting speculation, primarily over interest rates and the implications for asset pricing.

The financial services sector, which comprised 18% of the fund, had a difficult six months. Banks were faced with the fallout from subprime mortgages, tighter credit standards, the possible contagion from turmoil in certain hedge funds and renewed interest-rate concerns.

Telecom services benefited from high dividend yields, consolidation and a stable outlook. A rally in pharmaceuticals breathed new life into health care and strong global demand contributed to above-market pricing for materials. The energy sector was driven up by increased demand and higher oil prices.

The REIT sector was the biggest detractor from the fund's performance, due both to the size of the allocation and the difficulties the sector encountered. Stock selection in the utilities sector and our overweight in the financial services sector also detracted from performance. The fund's energy stocks performed well in absolute terms, but underperformed the benchmark's energy component. The fund outperformed the benchmark in the consumer staples, health care and telecomm sectors.

Investment Outlook

Economic data have confirmed our belief that the United States entered a mid-cycle slowdown this year—not a recession—and that it may turn around sooner than expected. If so, we could see higher full-year domestic growth than we projected at the beginning of 2007. We may also see stronger capital investment in the United States as corporations that postponed such investment begin to upgrade in an effort to cultivate opportunities for growth.

For the year as a whole, we look for modest growth in operating earnings. Continued moderate economic expansion in Europe and strong results from the Asia Pacific region should, in our view, keep a lid on the U.S. dollar in the near term and boost U.S. exporters' earnings. At the same time, absent a significant increase in interest rates, we expect the flood of private equity to continue to put upward pressure on large cap equity valuations, especially in industries offering strong cash flow. The Blackstone Group's offer to buy Hilton Hotels, which was announced after the end of the second quarter, may be indicative of this trend.

While many companies have recently instituted and raised dividends, dividend growth overall has slowed in tandem with slower earnings growth. Stock buybacks remain a popular option for the deployment of excess cash, particularly for those companies with less stable earnings.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Globally, we believe inflation is currently under control. We remain mindful, however, of the prospects for increased geopolitical tensions and ongoing energy concerns, as well as potential wage inflation in developing countries, where skilled labor is growing scarce and labor costs are rising. This may increase the prices of finished goods and services upon which developed markets rely, potentially reversing a factor that has helped U.S. inflation remain subdued. Finally, high levels of global liquidity and liquidity growth will likely lead central banks to continue to tighten money supply, which could result in more downward pressure on the dollar, as U.S. interest rates become less competitive.

Investment methodology

In the second quarter we rebalanced the portfolio in accordance with our quantitative stock selection process, which is designed to create a portfolio with the following characteristics: 1) above-average dividend income,
2) ample dividend coverage and 3) potential for dividend growth.

For the allocation to high-dividend-paying common stocks, we start with U.S. common stocks and screen for companies that have investment-grade balance sheets, daily volume of at least $10 million, steady or increasing dividends over the past five years and dividend payout ratios below 65% of operating earnings. This universe of companies is then ranked from highest to lowest dividend yield, and 50 of the highest-yielding securities are selected for the portfolio. No industry group can represent more than 25% of this portion of the portfolio.

This rebalancing was timed to generate long-term gain, and resulted in 13 new holdings (including the Kraft spinoff from Altria) and 13 deletions. At quarter end the common stock portfolio had a dividend yield of 3.3%.

We reduced the allocation to REITs to 25% of the portfolio, based on less-attractive valuation compared with stocks. This asset allocation shift proved to be right, considering the REIT correction in the second quarter. We eliminated two holdings, and the REIT portfolio had a dividend yield of 3.2% at quarter end.

We will continue to focus on companies that have managements with strong track records of creating value and the potential for sector-leading cash flow and dividend growth. Based on the relative valuation between REITs and stocks, we expect to maintain the REIT allocation at the low end of the authorized range. Of course, portfolio allocation can and will change over time, but our portfolio construction methodology is designed to select stocks that will help the fund achieve its total return objective over time through a combination of current dividend income and growth.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

RICHARD E. HELM	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview or our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

JUNE 30, 2007
Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
SL Green Realty Corp.	$8,302,488	2.9%
Verizon Communications	7,410,600	2.6
AvalonBay Communities	7,394,336	2.6
Merck & Co.	7,280,760	2.5
AT&T	7,159,870	2.5
Kraft Foods	6,891,410	2.4
Worthington Industries	6,832,740	2.4
Pfizer	6,606,010	2.3
Washington Mutual	6,523,920	2.3
Simon Property Group	6,522,104	2.3

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2007 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.6%
BASIC MATERIALS—CHEMICALS	4.6%
Dow Chemical Co.		96,000	$4,245,120
E.I. Du Pont De Nemours & Co.		88,000	4,473,920
Eastman Chemical Co.		35,000	2,251,550
PPG Industries		31,300	2,382,243
			13,352,833
COMMERCIAL SERVICES	2.4%
OFFICE/BUSINESS EQUIPMENT	1.6%
Pitney Bowes		98,000	4,588,360
PRINTING	0.8%
RR Donnelley & Sons Co.		53,900	2,345,189
TOTAL COMMERCIAL SERVICES			6,933,549
CONSUMER—CYCLICAL	1.6%
APPAREL	0.9%
VF Corp.		27,400	2,509,292
HOUSEWARE	0.7%
Newell Rubbermaid		72,000	2,118,960
TOTAL CONSUMER—CYCLICAL			4,628,252
CONSUMER—NON-CYCLICAL	15.3%
AGRICULTURE	1.8%
Altria Group		76,300	5,351,682
BEVERAGE	0.8%
Coca Cola Co.		43,500	2,275,485
FOOD	4.8%
General Mills		39,100	2,284,222
Heinz HJ Co.		96,400	4,576,108
Kraft Foods		195,501	6,891,410
			13,751,740
HOUSEHOLD PRODUCTS	1.5%
Kimberly Clark Corp.		65,600	4,387,984

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
PHARMACEUTICAL	6.4%
Eli Lilly and Co.		84,200	$4,705,096
Merck & Co.		146,200	7,280,760
Pfizer		258,350	6,606,010
			18,591,866
TOTAL CONSUMER—NON-CYCLICAL			44,358,757
ENERGY—OIL & GAS	0.8%
ChevronTexaco Corp.		26,800	2,257,632
FINANCIAL	17.6%
BANK	13.1%
Bank of America Corp.		131,500	6,429,035
Comerica		107,200	6,375,184
Fifth Third Bancorp		149,300	5,937,661
KeyCorp		107,800	3,700,774
National City Corp.		181,000	6,030,920
US Bancorp		188,300	6,204,485
Wachovia Corp.		60,000	3,075,000
			37,753,059
DIVERSIFIED FINANCIAL SERVICES	2.2%
Citigroup		126,100	6,467,669
SAVINGS & LOAN	2.3%
Washington Mutual		153,000	6,523,920
TOTAL FINANCIAL			50,744,648
INDUSTRIAL	9.8%
BUILDING PRODUCTS	1.1%
Masco Corp.		115,300	3,282,591
CONTAINERS & PACKAGING	1.6%
Bemis Co.		68,000	2,256,240
Sonoco Products Co.		58,900	2,521,509
			4,777,749

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
DIVERSIFIED MANUFACTURING	3.8%
General Electric Co.		116,600	$4,463,448
Leggett & Platt		178,800	3,942,540
3M Co.		29,200	2,534,268
			10,940,256
ENVIRONMENTAL CONTROL	0.9%
Waste Management		64,300	2,510,915
METAL FABRICATE/HARDWARE	2.4%
Worthington Industries		315,600	6,832,740
TOTAL INDUSTRIAL			28,344,251
REAL ESTATE	24.7%
DIVERSIFIED	3.9%
Entertainment Properties Trust		106,400	5,722,192
Vornado Realty Trust		50,000	5,492,000
			11,214,192
HEALTH CARE	0.9%
Ventas		70,399	2,551,964
OFFICE	7.9%
Alexandria Real Estate Equities		29,900	2,894,918
Boston Properties		51,500	5,259,695
Brookfield Properties Corp.		144,450	3,511,580
Kilroy Realty Corp.		43,000	3,046,120
SL Green Realty Corp.		67,015	8,302,488
			23,014,801
RESIDENTIAL—APARTMENT	3.6%
AvalonBay Communities		62,200	7,394,336
Essex Property Trust		25,100	2,919,130
			10,313,466
SELF STORAGE	1.4%
Public Storage		51,200	3,933,184

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	7.0%
COMMUNITY CENTER	1.8%
Developers Diversified Realty Corp.		47,596	$2,508,785
Kimco Realty Corp.		69,100	2,630,637
			5,139,422
REGIONAL MALL	5.2%
General Growth Properties		77,500	4,103,625
Macerich Co.		54,100	4,458,922
Simon Property Group		70,100	6,522,104
			15,084,651
TOTAL SHOPPING CENTER			20,224,073
TOTAL REAL ESTATE			71,251,680
TELECOMMUNICATIONS	5.0%
AT&T		172,527	7,159,870
Verizon Communications		180,000	7,410,600
			14,570,470
UTILITIES	17.8%
ELECTRIC—INTEGRATED	10.1%
Dominion Resources		50,600	4,367,286
Exelon Corp.		29,200	2,119,920
FirstEnergy Corp.		33,900	2,194,347
FPL Group		32,900	1,866,746
NSTAR		192,300	6,240,135
PNM Resources		69,900	1,942,521
PPL Corp.		92,900	4,346,791
SCANA Corp.		157,000	6,011,530
			29,089,276
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	2.2%
OGE Energy Corp.		173,500	6,358,775
MULTI UTILITIES	0.8%
Public Service Enterprise Group		27,400	2,405,172

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
NATURAL GAS—DISTRIBUTION	3.9%
AGL Resources		159,400	$6,452,512
ONEOK		98,200	4,950,262
			11,402,774
PIPELINES	0.8%
National Fuel Gas Co		52,200	2,260,782
TOTAL UTILITIES			51,516,779
TOTAL COMMON STOCK (Identified cost—$245,510,711)			287,958,851
		Principal Amount
COMMERCIAL PAPER	0.2%
San Paolo U.S. Finance Co., 4.15%, due 7/2/07 (Identified cost—$673,922)		$674,000	673,922
TOTAL INVESTMENTS (Identified cost—$246,184,633)	99.8%		288,632,773
OTHER ASSETS IN EXCESS oF LIABILITIES	0.2%		500,193
NET ASSETS (Equivalent to $22.58 per share based on 12,805,250 shares of common stock outstanding)	100.0%		$289,132,966

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$246,184,633)	$288,632,773
Dividends receivable	1,003,987
Other assets	16,697
Total Assets	289,653,457
LIABILITIES:
Payable for dividends declared	235,322
Payable for investment management fees	182,159
Payable for administration fees	9,715
Payable for directors' fees	7,397
Other liabilities	85,898
Total Liabilities	520,491
NET ASSETS applicable to 12,805,250 shares of $0.001 par value common stock outstanding	$289,132,966
NET ASSETS consist of:
Paid-in-capital	$231,251,871
Dividends in excess of net investment income	(5,132,838)
Accumulated undistributed net realized gain on investments	20,565,793
Net unrealized appreciation on investments	42,448,140
$289,132,966
NET ASSET VALUE PER SHARE:
($289,132,966 ÷ 12,805,250 shares outstanding)	$22.58
MARKET PRICE PER SHARE	$20.17
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(10.67)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividend income (net of $8,072 of foreign withholding tax)	$4,097,526
Interest income	16,559
Total Income	4,114,085
Expenses:
Investment management fees	1,121,286
Administration fees	82,817
Shareholder reporting expenses	54,729
Directors' fees and expenses	30,675
Professional fees	30,594
Custodian fees and expenses	19,499
Transfer agent fees and expenses	11,475
Miscellaneous	20,615
Total Expenses	1,371,690
Net Investment Income	2,742,395
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	20,565,793
Net change in unrealized appreciation on investments	(22,309,687)
Net realized and unrealized loss on investments	(1,743,894)
Net Increase in Net Assets Resulting from Operations	$998,501

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$2,742,395	$6,104,462
Net realized gain on investments	20,565,793	17,043,903
Net change in unrealized appreciation on investments	(22,309,687)	43,540,276
Net increase in net assets resulting from operations	998,501	66,688,641
Dividends and Distributions to Shareholders from:
Net investment income	(7,875,233)	(6,244,578)
Net realized gain on investments	—	(16,844,001)
Tax return of capital	—	(6,363,508)
Total dividends and distributions to shareholders	(7,875,233)	(29,452,087)
Total increase (decrease) in net assets	(6,876,732)	37,236,554
Net Assets:
Beginning of period	296,009,698	258,773,144
End of period[a]	$289,132,966	$296,009,698

a  Includes dividends in excess of net investment income of $5,132,838 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Period January 31, 2005[a] through December 31, 2005
Net asset value, beginning of period	$23.12	$20.21	$19.10
Income from investment operations:
Net investment income	0.22	0.49	0.43 [b]
Net realized and unrealized gain (loss) on investments	(0.14)	4.72	1.75
Total income from investment operations	0.08	5.21	2.18
Less dividends and distributions to shareholders from:
Net investment income	(0.62)	(0.49)	(0.43)
Net realized gain on investments	—	(1.31)	(0.06)
Tax return of capital	—	(0.50)	(0.51)
Total dividends and distributions to shareholders	(0.62)	(2.30)	(1.00)
Offering costs charged to paid-in capital	—	—	(0.04)
Dilutive effect of common share offering	—	—	(0.03)
Net increase (decrease) in net assets	(0.54)	2.91	1.11
Net asset value, end of period	$22.58	$23.12	$20.21
Market value, end of period	$20.17	$20.60	$17.03
Total market value return[d]	0.77%[c]	35.54%	(10.03)%[c]
Total net asset value return[d]	0.52%[c]	28.18%	11.81%[c]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$289.1	$296.0	$258.8
Ratio of expenses to average daily net assets	0.92%[e]	0.91%	0.95%[e]
Ratio of net investment income to average daily net assets	1.83%[e]	2.17%	2.38%[e]
Portfolio turnover rate	32%[c]	33%	11%[c]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2007, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the investment management agreement, the fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.75% of the fund's average daily net assets.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the fund's average daily net assets. For the six months ended June 30, 2007 the fund incurred $59,802 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $967 from the fund for the six months ended June 30, 2007.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2007, totaled $96,577,240 and $99,950,399, respectively.

Note 4. Income Tax Information

As of June 30, 2007, the federal tax cost and net unrealized appreciation were as follows:

Cost for federal income tax purposes	$246,184,633
Gross unrealized appreciation	$45,064,608
Gross unrealized depreciation	(2,616,468)
Net unrealized appreciation	$42,448,140

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2007 and the year ended December 31, 2006, the fund issued no shares of common stock for the reinvestment of dividends.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2007) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (01/31/05)	One Year	Since Inception (01/31/05)
17.24%	16.36%	23.38%	8.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

The board of directors of the fund has approved amendments to certain investment policies to provide that, under normal market conditions, the fund will invest at least 25%, but no more than 75%, of its total assets in common stocks issued by real estate companies, such as real estate investment trusts or REITs; and at least 25%, but no more than 75%, of its total assets in a portfolio of common stocks with above-average dividend yields selected using a quantitative screening methodology.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY FOCUS FUND

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

Richard E. Helm
Vice president

William F. Scapell
Vice president

Robert S. Becker
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: DVM

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2007

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

e controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/	Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Adam M. Derechin
		Name:	Adam M. Derechin
		Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/	James Giallanza
		Name:	James Giallanza
		Title:	Treasurer
(principal financial officer)

Date: August 29, 2007